Exhibit 99.2

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Digital Risk, LLC (“Digital Risk”), a third party due diligence provider, performed the review described below on behalf of its client, PRP-LB VI AIV, LLC (“Client”). The review included a total of 20 newly originated residential mortgage loans, in connection with the securitization identified as PRPM 2024-RPL3 (the “Securitization”). The review began on May 4, 2018, and concluded on December 1, 2020.

Scope of Review

I.	COMPLIANCE REVIEW.

“Compliance Review” means that Digital Risk will review each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complies with the applicable Federal, State, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

The Compliance Review will be based on the vintage of the Loan. In general, Loans will be categorized as “TRID,” “RESPA,” or “Pre-RESPA,” to identify the primary regulatory environment for the Loan. Digital Risk will also review Loans for compliance with additional regulations, as applicable.

1)	TRID Requirements This section is applicable to Loans originated on or after October 3, 2015, which are subject to the TILA/RESPA Integrated Disclosure Rule (“TRID”). For TRID Loans, the Compliance Review will include
a)	Loan Estimates (“LEs”)
i)	Review the Initial LE and confirm (i) the correct form was used; (ii) all sections of the Initial LE are completed; and (iii) the Initial LE accurately reflects the information provided to Digital Risk
ii)	If there is a Revised LE, confirm (i) that there is a “valid reason” for the Revised LE; and (ii) that the Revised LE was issued within three (3) days of the change.
iii)	Determine which LE in the file is the “final binding” LE for the purpose of Tolerance Testing. A Revised that is issued after the CD, or that does not state a valid reason will not be used for the purposes of Tolerance Testing. All revised LEs issued to the consumer will be reviewed for accuracy of terms.
iv)	Confirm initial LE was delivered within three (3) business days from the application date, and at least seven (7) business days prior to the consummation date.~ Confirm revised LE was delivered within three (3) business days from date of the “valid reason” giving rise to the Revised LE, and at least four (4) business days prior to the consummation date.
b)	Closing Disclosures (“CDs”)
i)	Review the CD review and confirm (i) the correct form was used; (ii) all sections of the CD are completed; and (iii) the CD accurately reflects the information provided to Digital Risk.
ii)	If a subsequent CD is issued, confirm (i) that there was a valid reason for the change; (ii) that the CD was issued within three (3) days of the change; and (iii) whether the reason for the change requires a new 3-day waiting period prior to the consummation date.
iii)	Confirm Initial CD, and any subsequent CD with material changes (i.e. changes that require a new waiting period), was received at least three (3) business days prior to the consummation date.
c)	Tolerance Testing
i)	Compare the fees disclosed in the final binding LE to those in the final CD, and confirm that final CD fees are within the permitted tolerances.

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d)	Subsequent Changes
i)	Review the file to determine (i) whether there is evidence that certain changes or errors (per the regulation)were discovered subsequent to closing, (ii) and whether the Loan originator followed the prescribed cure. Test for evidence such as a copy of the refund check, or a corrected, post-consummation CD (“PCCD”).
e)	Exclusions
i)	For TRID, Digital Risk will not test:
(1)	Loan types that are excluded from compliance with TRID:
(2)	Technical formatting of disclosures.
(3)	Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.
(4)	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1,2016, Whether prohibited fees were collected prior to the initial LE being issued
(5)	Whether any fee is a “bona fide” fee for third-party services
2)	RESPA 2010 Requirements

This section is applicable to Loans originated between January 1, 2010 and October 2, 2015, which are subject to the Real Estate Settlement Procedures Act (2010) (“RESPA 2010”), aka Regulation X (“RESPA 2010”). For RESPA 2010 Loans, the Compliance Review will include:

a)	Good Faith Estimates (“GFEs”)
i)	Confirm the presence of the current GFE form in effect at the time of origination, and Verify timely delivery of the initial GFE to the borrower (within three (3) business days of application).
ii)	Verify that all broker fees were accurately disclosed and reflected in the appropriate locations, including Yield Spread Premium (“YSP”). Ensure fees are reasonable and customary fees for the lender, title company, and escrow company, and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.
b)	Revised GFEs
i)	If the file contains a revised GFE:
(1)	Determine whether the file requires evidence of “Changed Circumstances” due to an unexpired rate lock, and if so, determine whether the file contains evidence of valid Changed Circumstances.
(2)	Confirm that the revised GFE was delivered to the borrower within three (3) business days of (i) the Loan originator receiving information sufficient to establish the Changed Circumstances, or (ii) the borrower locking in a new rate.
c)	Final HUD-1
i)	Verify that the correct HUD-1 form was used, and that the Final HUD-1 accurately lists all fees disclosed on the GFE.
d)	Tolerance Testing
i)	Compare the fees disclosed in the final binding GFE to those in the final HUD-1, and confirm that finalHUD-1 fees are within the permitted tolerances.
ii)	Confirm that all fees are accurately reflected in the correct tolerance category on the GFE and HUD-1, and that Loan terms are accurately disclosed between the GF’E and HUD-1. If applicable, determine the cost for the Loan originator to cure tolerance or other violations, and verify documentation of appropriate restitution to the borrower.

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3)	Other TILA Requirements

Digital Risk will review all Loans for compliance with the below general Truth in Lending Act (“TILA”) requirements:

a)	Truth in Lending Disclosure
i)	Review the Truth in Lending Disclosure; Determine if executed by all required parties.
ii)	Recalculate APR and Finance Charge, payment streams, principal and interest calculations; compare to the Loan originator’s original disclosed calculations, and determine if disclosure differences are within allowed tolerances.
b)	Notice of Right to Cancel (Rescission)
i)	If applicable, verify the transaction date and expiration date, ensure proper execution of the Notice of Right to Cancel by all required parties; verify the disbursement date; and determine if a full three (3) day rescission period was adequately provided to the borrower(s)
c)	Federal Disclosures
i)	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures, including:
(1)	ARM Disclosure
(2)	Right to Receive Copy of Appraisal
d)	Originator License
i)	Confirm through NMLS the Loan originator and originating firm’s license status was active and properly disclosed on appropriate Loan documents.
e)	Closing Documents
i)	Review closing documents to ensure that the Loan information is complete, accurate, and consistent with other documents, and confirm collateral documents have been recorded or sent for recording.
4)	Other Regulations.
a)	Mortgage Disclosure Information Act (“MDIA”)
i)	Applicable to Loans originated between July 7, 2009 and October 3, 2015:
ii)	Confirm the Loan originator provided Initial Disclosures (i) no more than three (3) business days after application, and (ii) at least seven (7) business days prior to closing.
iii)	If revised disclosure was required due to the APR in the initial disclosure becoming inaccurate, confirm that the borrower received such revised disclosure at least three (3) business days prior to closing.
iv)	Confirm that the borrower was not charged any fees, other than a credit report fee, prior to receiving the Initial Disclosures.
b)	National Flood Insurance Program (“NFIP”)
i)	Review each Loan (if applicable to the subject property) to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

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c)	Homeowner’s Flood Affordability Act (“HFIAA”)
i)	Review to determine whether all premiums and fess for flood insurance are escrowed, and that the escrow is payable with same frequency as payments designated for the Loan.
d)	QM Rule
i)	Test applicable Loans (application dates after January 10, 2014) to determine whether it meets the requirements of the Qualified Mortgage (“QM”) rule, and qualifies as either a QM or Temporary QM (“TQM”), which includes:
(1)	Review of qualification parameters
(2)	Debt-to-Income (“DTI”) Testing
(3)	TQM Guideline Testing:
(4)	Points and Fees Testing:
(5)	HPML Testing
ii)	Loans that do not qualify as QM or TQM, or are exempted from the QM Rule, should be tested to determine if the Loan complies with the Ability to Repay (“ATR”) Rule. Compliance with the ATR Rule is determined by a Credit Review or a QM/ATR Only Review, which are separate services described above. If Digital Risk does not perform a Credit Review or QM/ATR Only Review for these Loans, Digital Risk cannot opine whether the Loan complies with all applicable regulatory requirements.
e)	High Cost &Anti-Predatory Regulations
i)	HOEPA testing: Review the Loan for compliance with the Home Ownership equity Protection Act(“HOEPA”), including, as applicable
(1)	APR test
(2)	Points and Fees test
(3)	Review of HOEPA disclosure for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)o Review and confirm documentation type
(4)	Review for evidence of prepayment penalty
(5)	Verify Debt to Income conformity, if applicable.
(6)	Higher Priced Mortgage Loan (HPML) Review: test applicable Loans to verify that the APR threshold compared to the average prime offer rate has not been violated
(7)	Agency Points and Fees rules: calculate the allowable agency points and fees thresholds as defined by agency industry guides
(8)	Applicable State and Local High-Cost Anti-Predatory Regulations.
5)	Compliance Review Documents
a)	For the Compliance Review, Digital Risk will review the Loan file to confirm that the documents below, to the extent applicable to the Loan, are included in the Loan file and complete:
i)	Note, including all riders
ii)	Mortgage/Deed of Trust, including all riders

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iii)	Closing Disclosures
iv)	)Right of Rescission (if applicable based on information provided to Digital Risk)
v)	Disclosures Servicing Disclosure Homeowners Counselling Disclosure Adjustable Rate Mortgage (ARM) Disclosure Affiliated Business Disclosure
vi)	Initial and any re-disclosed Loan Estimates)
vii)	Intent to Proceed
viii)	Service Provider List
ix)	Change of Circumstance for fee changes
x)	Escalation documents for exception approval (if applicable).
xi)	Pre-TRID Review (Loan files generated prior to Oct 3, 2015)
(1)	Initial, re-disclosed (if applicable), and Final TIL
(2)	Initial and re-disclosed (if applicable) GFE
(3)	Final HUD-1
(4)	Right to receive copy of appraisal
6)	Compliance Disclaimers and Exceptions

Digital Risk will not make a determination as to whether the Loans comply with federal, state, or local laws, constitutional provisions, regulations, or ordinances that are not expressly enumerated above. Digital Risk cannot guarantee that the Loans are free from any material issues that could affect the future performance of the Loans, or that the Loans are fully compliant with applicable law. Furthermore, the findings reached by Digital Risk are dependent upon its receiving complete and accurate data regarding the Loans from Client, Loan originators, and other third parties upon which Digital Risk is relying in reaching such findings.

The Digital Risk personnel performing the Compliance Review are not attorneys, and the results of the Compliance Review do not constitute legal advice. The Compliance Review is limited to review and determination of certain facts based on Loan information provided by Client and/or other third parties, and are intended for informational purposes only. Client has sole responsibility for making any legal conclusions, and for determining whether to include the Loan in any transaction.

Pursuant to the applicable Rating Agency criteria, Digital Risk may grade certain compliance exceptions as nonmaterial based on seasoning of the Loan. Certain Loans may be seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any Digital Risk reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce, or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual Loan.

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Summary of Results:

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	8	$1,455,093.00	40.00%
Event Grade B	7	$1,751,572.00	35.00%
Event Grade C	2	$282,052.00	10.00%
Event Grade D	3	$350,151.00	15.00%
Total Sample	20	$3,838,868.00	100.00%
Compliance Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	8	$1,455,093.00	40.00%
Event Grade B	7	$1,751,572.00	35.00%
Event Grade C	2	$282,052.00	10.00%
Event Grade D	3	$350,151.00	15.00%
Total Sample	20	$3,838,868.00	100.00%

Event Grade Definitions

Final Loan Grade
A	Loan meets Compliance Guidelines
B	The loan is in material compliance with all applicable laws and regulations.
C	The loan violates one or more material law or regulation.
D	Loan is missing documentation to perform a sufficient review.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

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